Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

Exhibit 10.23J

SEVENTEENTH AMENDMENT

TO THE

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

DISH NETWORK L.L.C.

This SEVENTEENTH AMENDMENT (this “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and DISH Network L.L.C., a Colorado limited liability company (“Customer”). This Amendment shall be effective as of the date last signed below (the “Effective Date”). CSG and Customer entered into a certain CSG Master Subscriber Management System Agreement (Document #2301656) effective as of January 1, 2010 (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

As of the Effective Date CSG and Customer agree to amend the Agreement as follows:

1.	Customer desires to purchase and CSG agrees to provide additional million instructions per second (“MIPS”) ** * ******* *** to support Customer’s use of CSG’s Advanced Convergent Platform (“ACP”). Therefore, Section 9 of Exhibit A-1, of the Agreement is deleted in its entirety and replaced with the following:

9. (a)	MIPS Calculation. Customer agrees to pay CSG for the MIPS provided by CSG under this Agreement in accordance with the fees set forth in Schedule F. ** *** ****** ***** (****) *** ** **** ******** ***** *** **** ****** ******** ** ******* ** *** **** ******** *** *** ********* *** ******* *** ****** ***** ******** ****. The MIPS provided to Customer by CSG shall include a total number of MIPS based on: *** *** **** **** ******** ******; **** *** ****** ** ********** **** ******** ** *** *** ****** ************ ****** ******** ********; *** ***** *** ****** ** **** ********* ** ********. “**** ****” ***** **** ******** ***** *** ***.** **** *** *** ******* ******** ****,**** ****** *********** *** ******* ** ******** ** *** *****. In the event Customer wishes to purchase additional MIPS in accordance with clause (iii) above, Customer shall pay the fee set forth in Schedule F of the Agreement.

(b)

ACP MIPS. CSG shall provide incremental MIPS to support Customer’s use of CSG’s ACP (“ACP MIPS”) for ACP production (PTDA) and Integrated Operations Testing (“IOT”) **************** environments made available for Customer. *** ********** *********** ****** **** ********* *** ********, ********* ** *** ***** *** ***** ***** ** *** “**-**** ***”* ** ********* ** ***, *** *** *** **** *** *** ***** ** ******** * *** ******* *******, *** ****** ** ******* *** **** ** *** ****** ** *,***; ********, *******, ****** ********’* ********** ***** ****** (**) **** ***** ** ********* ** *** ** **** **** *,***, *** ***** *** *** ***** ********** ****** ** ** **** **** ** *** ****** *** **** ** ** ******** ** *** ***** *** ** ********* ** ***. *** ***** **** *** *** **** ********* ** *** ***** *** ** ********* ** *** *** ******** ***** ** ******** *** **** ** ********’* ******* *******. As of the Effective Date, for Customer’s IOT (QT04/QT05/QT07) environments, Customer and CSG agree for the ACP MIPS fee set forth in Schedule F (as amended herein), the parties shall enter into a subsequent statement of work or amendment should Customer desire to purchase additional MIPS. ****** *** ****** ***) **** ********* *** ***** *** ** ********* ** ***, ******** *** ******** ** ******** *********** ** *** *** **** *** **** *** ********** ****** *** *** **************** ************ ****

*** Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

********* *** ******** *** ***** ** ******** *** **** ** ********’* ******* ******* ** ********** **** *** *** **** ******** ****** **** *****. ******** *** *** ***** **** *** *** **** ***** ** ** *** **** *** ** *** ****** *** **** ***** ********* ** *** *“*** **** ******** *** **** ********’* *** ********** ****** *** *** **************** ************, ***** ** *** ***** *** ***** *** **** *** ************* ******** *** **** *** ** ******** ** *** *** **** *** *** ***** ** ******** * *** ******* *******, ********* **** ********’* ******* ***** ****** **** **** ** *********. ***** *** *** **** ******, *** ********* *** ******** ** *** ********** **** ***** ** ** ********** **** ******* * *** ** **** ******* *-*. *** **** ******* *** ****** ** *** **** ** ********’* ******* **** ************.

(*)	**** *********. ****** ** *** ***** ** *** *** **** ********* *****, ******** *** ****** *** ****** ** **** ** *** **** **** ********* *** ****** **** **** ******* ******* ****** *** *** ********* ***** ** ******* ** *** ***** *** ** *** ***** ********* *** **** *** ** ******. *** ******* ***** **** ** *** ***** **** ******** ******* ** ****** *** ****** ** **** ** *** ****, **** **** ********* ***** ***** ** ******* ******* *** ****** ** *** **** ***** ********.

2.	Schedule F, CSG Services, Section I, Item E. entitled “Ancillary services for Non-Rated Video and Non-Rated High-Speed Data Services,” Subsection 4. entitled “Database Maintenance and Programming Requests,” of the Agreement shall be amended to add the following:

Description of Item/Unit of Measure	Frequency	Fee
*** **** **** *** **** ***** **	*******	****.**

**** *: ******* ** *** *********** ******** ** ******* *-*, ******* *.(*) ** *** *********.

IN WITNESS WHEREOF the parties hereto have caused this Amendment to be executed by their duly authorized representatives.

DISH Network l.l.c.		CSG SYSTEMS, INC.

By:	/s/ Michael K. McClaskey	By:	/s/ Michael J. Henderson
Name: Michael K. McClaskey		Name: Michael J. Henderson
Title: Senior Vice President and Chief Information Officer		Title: EVP Sales & Marketing
Date: 1-12-12		Date: 1/13/12

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